Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I

                                   Supplement
                          dated August 29, 2005 to the
                  Morgan Stanley Variable Annuity II Prospectus
                              dated April 30, 2005

This supplement amends the Morgan Stanley Variable Annuity II prospectus, offered by Allstate Life Insurance Company, to reflect the discontinuation of the Longevity Reward Rider. Please keep this supplement for future reference together with your prospectus.

Effective October 1, 2005, the Longevity Reward Rider ("Rider") will no longer be offered. If you have added the Rider to your Contract prior to October 1, 2005, your Contract will not be affected. All references in the prospectus to the Rider are updated accordingly.